UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2021

CONDUENT INCORPORATED

(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Suite 200

Florham Park, New Jersey 07932

(Address of principal executive offices and zip code)

(844) 663-2638

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. Regulation FD Disclosure.

On October 7, 2021, Conduent Incorporated (“Conduent” and, together with its consolidated subsidiaries, the “Company”) announced that Conduent Business Services, LLC (“CBS”) and Conduent State & Local Solutions, Inc. (together with CBS, the “Issuers”) priced the private offering of $520 million aggregate principal amount of their 6.00% Senior Secured Notes due 2029 (the “New Notes”), issued at 98.716% of their par value. Conduent Incorporated also announced today that certain of its wholly-owned subsidiaries priced first lien senior secured credit facilities (the “Senior Secured Credit Facilities”) consisting of (a) a term A loan facility in an aggregate principal amount of $265 million with a maturity of five years, (b) a term B loan facility in an aggregate principal amount of $515 million with a maturity of seven years and (c) a revolving loan facility providing up to $550 million with a maturity of five years. The term B loan facility will be funded at 99.00% of par and will bear interest at LIBOR plus an applicable margin of 4.25% per annum, and the term A loan facility and the revolving loan facility are each expected to bear interest at LIBOR plus an applicable margin ranging from 1.75% to 2.75% per annum based on the Company’s consolidated first lien net leverage ratio. The Company intends to use the net proceeds of the term A loan facility, the term B loan facility and borrowings of approximately $100 million under the revolving loan facility and the issuance of the New Notes to refinance and replace all of its indebtedness under its existing credit agreement, including its existing term loan due 2022, term loan due 2023 and revolving credit facility due 2022 and pay related fees and expenses.

The Senior Secured Credit Facilities and the New Notes will be guaranteed jointly and severally by Conduent Incorporated and existing and future material direct and indirect wholly owned domestic subsidiaries of CBS, with customary exceptions. The Senior Secured Credit Facilities and the New Notes will be secured on a pari passu first lien basis by (a) all of the equity interests of CBS directly held by Conduent and (b) substantially all the owned assets of the Issuers and each subsidiary guarantor, in each case, whether owned on the issue date or thereafter acquired, subject to customary exceptions and subject to permitted liens.

The New Notes are being offered and sold in a private placement to persons reasonably believed to be qualified institutional buyers under Rule 144A under the United States Securities Act of 1933 (the “Securities Act”) and to non-U.S. persons outside the United States under Regulation S of the Securities Act.

The New Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The information under this Item 7.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this Current Report on Form 8-K may contain forward-looking statements which are deemed to be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Litigation Reform Act”). These forward-looking statements and other information are based on the Company’s beliefs as well as assumptions made by the Company using information currently available. The words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “intend,” “will,” “aim,” “should,” could,” “forecast,” “target,” “may,” “continue to,” “if,” “growing,” “projected,” “potential,” “likely,” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. In addition, all statements regarding the anticipated effects of the novel coronavirus, or COVID-19, pandemic and the responses thereto, including the pandemic’s impact on general economic and market conditions, as well as on the Company’s business, customers, and markets, results of operations and financial condition and anticipated actions to be taken by management to sustain the Company’s business during the economic uncertainty caused by the pandemic and related governmental and business actions, as well as other statements that are not strictly historical in nature, are forward looking. These statements reflect the Company’s current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied herein as anticipated, believed, estimated, expected or intended or using other similar expressions.

In accordance with the provisions of the Litigation Reform Act, the Company is making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements contained herein, any exhibits hereto and other public statements the Company makes. The Company’s actual results may vary materially from those expressed or implied in its forward-looking statements. These forward-looking statements are also subject to the significant continuing impact of the COVID-19 pandemic on the Company’s business, operations, financial results and financial condition, which is dependent on developments which are highly uncertain and cannot be predicted.

Important factors and uncertainties that could cause the Company’s actual results to differ materially from those in its forward-looking statements include, but are not limited to: the significant continuing effects of the ongoing COVID-19 pandemic on the Company’s business, operations, financial results and financial condition, which is dependent on developments which are highly uncertain and cannot be predicted; government appropriations and termination rights contained in the Company’s government contracts; its ability to renew commercial and government contracts, including contracts awarded through competitive bidding processes; its ability to recover capital and other investments in connection with its contracts; its reliance on third party providers; its ability to deliver on its contractual obligations properly and on time; changes in interest in outsourced business process services; risk and impact of geopolitical events, natural disasters and other factors (such as pandemics, including coronavirus) in a particular country or region on the Company’s workforce, customers and vendors; claims of infringement of third party intellectual property rights; the Company’s ability to estimate the scope of work or the costs of performance in its contracts; the loss of key senior management and the Company’s ability to attract and retain necessary technical personnel and qualified subcontractors; increases in the cost of telephone and data services or significant interruptions in such services; the Company’s failure to develop new service offerings and protect its intellectual property rights; the Company’s ability to modernize its information technology infrastructure and consolidate data centers; the failure to comply with laws relating to individually identifiable information and personal health information; the failure to comply with laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; breaches of the Company’s information systems or security systems or any service interruptions; the Company’s ability to comply with data security standards; changes in tax and other laws and regulations; risk and impact of potential goodwill and other asset impairments; the Company’s significant indebtedness; the Company’s ability to obtain adequate pricing for its services and to improve its cost structure; the Company’s ability to collect its receivables, including those for unbilled services; a decline in revenues from, or a loss of, or a reduction in business from or failure of significant clients; fluctuations in the Company’s non-recurring revenue; the Company’s failure to maintain a satisfactory credit rating; the Company’s ability to receive dividends or other payments from its subsidiaries; developments in various contingent liabilities that are not reflected on the Company’s balance sheet, including those arising as a result of being involved in a variety of claims, lawsuits, investigations and proceedings; conditions abroad, including local economics, political environments, fluctuating foreign currencies and shifting regulatory schemes; changes in government regulation and economic, strategic, political and social conditions; changes in the volatility of the Company’s stock price and the risk of litigation following a decline in the price of the Company’s stock; and other factors that are set forth in the “Risk Factors” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of the Company’s 2020 Annual Report on Form 10-K, the most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) and any Current Report on Form 8-K. Any forward-looking statements made by the Company herein and any other public statements the Company makes speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2021

Conduent Incorporated

By:	/s/ Kevin Ciaglo
Name:	Kevin Ciaglo
Title:	Assistant Secretary